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                                                                EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

         The undersigned executive officer of Pittsburgh Financial Corp. (the "Registrant") hereby certifies that the Registrant's Form 10-Q for the period ended December 31, 2002 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

                                               /s/ J. Ardie Dillen
                                               -------------------------------
                                               Name: J. Ardie Dillen
                                               Title: Chairman, President and
                                                      Chief Executive Officer

Date: February 14, 2003